UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 8, 2006
(Date of earliest event reported)

FORD MOTOR COMPANY SAVINGS AND STOCK
INVESTMENT PLAN FOR SALARIED EMPLOYEES
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950	38-0549190
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

On March 8, 2006, the Ford Motor Company Savings and Stock Investment Plan for Salaried Employees (the "Plan") engaged Plante & Moran, PLLC ("Plante & Moran") as the independent accountant to audit the Plan's financial statements. PricewaterhouseCoopers LLP ("PwC"), the Plan's prior independent accountant, has been dismissed as of March 8, 2006. As a result, Plante & Moran will conduct the audit of the Plan's financial statements for the Plan year ended December 31, 2005 and the one-day Plan period ended December 31, 2004. The decision to change the independent accountant for the Plan was approved by the Audit Committee of Ford Motor Company's Board of Directors on March 8, 2006.

The change in accounting firm described above pertains only to the financial statements of the Plan and does not affect PwC's engagement as the independent registered public accounting firm of Ford Motor Company or Ford Motor Credit Company.

PwC's reports on the Plan's financial statements for the Plan years ended December 30, 2004 and December 30, 2003 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle. During the years ended December 30, 2004 and December 30, 2003, and through March 8, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their reports on the financial statements for such years.

During the years ended December 30, 2004 and December 30, 2003 and through March 8, 2006, there have been no "reportable events" (as that term is defined in Item 304 (a)(1)(v) of Regulation S-K issued under the Securities Exchange Act of 1934, as amended), with respect to the Plan.

The Plan furnished PwC with a copy of this Current Report on Form 8-K prior to filing it with the Securities and Exchange Commission (the "SEC"). The Plan also requested that PwC furnish a letter addressed to the SEC stating whether it agrees with the statements made in this Current Report. A copy of PwC's letter addressed to the SEC is filed with this Current Report as Exhibit 16.1.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 16.1	Letter from PricewaterhouseCoopers LLP, dated March 9, 2006, to the Securities and Exchange Commission.	Filed with this Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Ford Motor Company Savings and Stock Investment Plan for Salaried Employees Committee has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
SAVINGS AND STOCK INVESTMENT
PLAN FOR SALARIED EMPLOYEES
(Registrant)

Date: March 9, 2006	By:	/s/Mike Chilen
Mike Chilen, Chair
Savings and Stock Investment Plan
for Salaried Employees Committee

EXHIBIT INDEX

Designation	Description

Exhibit 16.1	Letter from PricewaterhouseCoopers LLP, dated March 9, 2006, to the Securities and Exchange Commission.